                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


        Date of  Report (date of earliest event reported):  May 24, 1996





                         CARRAMERICA REALTY CORPORATION
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)



Maryland                              1-11706               52-1796339
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                     File No.)             Identification No.)



            1700 Pennsylvania Avenue, N.W., Washington, D.C.  20006
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (202) 624-7500





                               Page 1 of 6 pages
                        EXHIBIT INDEX APPEARS ON PAGE 4
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                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 1 are an unaudited pro forma condensed consolidated balance sheet as of March 31, 1996 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and the three months ended March 31, 1996 reflecting acquisitions of office buildings by the Company in 1995 and 1996 and the sale of 11,627,907 shares of the Company's Common Stock to a wholly-owned subsidiary of Security Capital U. S. Realty on April 30, 1996.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements.

                  None.

         (b)      Pro forma financial information.

         Attached hereto as Exhibit 1 are an unaudited pro forma condensed consolidated balance sheet as of March 31, 1996 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31,


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         1995 and the three months ended March 31, 1996 reflecting
         acquisitions of office buildings by the Company in 1995 and 1996 and the sale of 11,627,907 shares of the Company's Common Stock to a wholly-owned subsidiary of Security Capital U. S. Realty on April 30, 1996.


         (c)      Exhibits

         Exhibit
         Number
         ------

1 Unaudited pro forma condensed consolidated balance sheet as of March 31, 1996 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and the three months ended March 31, 1996.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.


                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date:  May 24, 1996



                                   CARRAMERICA REALTY CORPORATION



                                   By:      /s/ Brian K. Fields
                                            ---------------------------------
                                            Brian K. Fields
                                            Chief Financial Officer






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                                EXHIBIT INDEX



Exhibit
Number
- -------

1 Unaudited pro forma condensed consolidated balance sheet as of March 31, 1996 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and the three months ended March 31, 1996.





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